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                                                                   Exhibit 99(a)

[LOGO](R)

For Immediate Release

                                         Media Contact:
                                         First Union: Ginny Mackin  704-383-3715
                                                      Mary Eshet    704-383-7777

                                         Investor Contact:
                                         First Union: Alice Lehman  704-374-4139

 FIRST UNION AND WACHOVIA RECEIVE FAVORABLE RULING IN NORTH CAROLINA BUSINESS
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            Judge Rejects SunTrust's Bid to Block Merger of Equals

CHARLOTTE, N.C., July 20, 2001 - First Union Corporation (NYSE:FTU) issued the following statement today regarding the decision in N.C. Business Court concerning the suit brought by SunTrust:

"We are pleased that the court ruled that Wachovia's board fulfilled its fiduciary duties and acted in accordance with the North Carolina law. In his opinion, Judge Tennille upheld the existing cross-option arrangement (which has a potential value up to $780 million) and denied SunTrust's request to block completion of this negotiated merger of equals. This decision clears the way for our shareholders to express their views by voting on the merger at the upcoming shareholder meetings."

Addressing the Wachovia board's actions, the court stated:

"Their selection of First Union as a merger partner was consistent with a thoroughly studied and well-conceived business strategy which had been approved by the directors well in advance of the merger decision."

Regarding the deal protection measures that SunTrust attacked, Judge Tennille wrote:

"They do not force management's preferred alternative upon the shareholders. There is no preordained result or any structural or situational coercion. Wachovia shareholders can vote their economic interests. The Court is convinced that those shareholders have an unfettered, fully informed opportunity to exercise their right to approve or disapprove of the merger the board has proposed to them, and that is the market test our system prefers."

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The court's opinion also stated "...the record in this case establishes that this was an informed, independent, fully functional, intelligent, engaged and knowledgeable board."

First Union added:

"The combination of our organizations not only makes good business sense, we believe it also is in the best interest of all concerned: our shareholders, employees, customers and the communities we serve. We look forward to completion of the merger so that we can begin to realize the promise the new Wachovia holds for the future.

"Both Wachovia and First Union believe that their strategic partnership will create one of the preeminent financial services companies in the United States. We believe that the merger will position the new Wachovia for long-term growth and increasing shareholder value.

"Although we are disappointed that the court chose to alter the termination provision of our merger agreement, we do not believe that the court's decision on this issue will have any impact on our ability to complete the merger within our stated timetable."

The merger will be voted upon by Wachovia shareholders on August 3 and First Union shareholders on July 31. Consummation of the merger is subject to receipt of approval at both shareholder meetings.

First Union (NYSE:FTU), with $246 billion in assets and stockholders' equity of $16 billion at June 30, 2001, is a leading provider of financial services to 15 million retail and corporate customers throughout the East Coast and the nation. The company operates full-service banking offices in 11 East Coast states and Washington, D.C., and full-service brokerage offices in 47 states and internationally. Online banking products and services can be accessed through www.firstunion.com.
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This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit

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attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information
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The proposed transaction will be submitted to First Union's and Wachovia's stockholders for their consideration. Stockholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that have been or will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397).

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